August 20, 1996



VIA FACSIMILE MAIL

Lakeville Investors      The Balcor Company       Daniel J. Perlman, Esq.
c/o The Balcor Company   2355 Waukegan Road       Katten Muchin & Zavis
2355 Waukegan Road       Suite A200               Suite 2100
Suite A200               Bannockburn, IL  60015   525 W. Monroe Street
Bannockburn, IL  60015   Attn:  Al Lieberman      Chicago, IL  60661
Attn:  Ilona Adams

     Re: Agreement of Sale, dated as of the 23rd day of April, 1996 (the "Agreement") between Lakeville Investors, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Lakeville Apartments, Petaluma, California (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Purchaser hereby requests that the Agreement be modified to change "September 3, 1996" in the seventh line of Section 9 thereof to "September 19, 1996". Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.


                                  ERP OPERATING LIMITED PARTNERSHIP,
                                  an Illinois limited partnership

                                  By:   Equity Residential Properties Trust,
                                        a Maryland Real Estate Investment
                                        Trust, its general partner



                                        By:  /s/ Shelley L. Dunck
                                             --------------------------------
                                                 Shelley L. Dunck
                                                 Vice President

Approved and Accepted this 21 day of August, 1996

LAKEVILLE INVESTORS

By:  Balcor Realty Investors 85-Series III A Real
     Estate Limited Partnership, a partner

     By:  Balcor Partners-XVIII, an Illinois
          general partnership, its general partner

          By: The Balcor Company, a Delaware
              corporation, a general partner



          By: /s/ Jerry M. Ogle
              ----------------------------------
          Name:    Jerry M. Ogle
              ----------------------------------
          Title:   Vice President and Secretary
              ----------------------------------


By:  Lakeville Partners, an Illinois limited partnership,
     a partner

     By:  Balcor Partners-XIX, an Illinois general partnership, its general partner

          By: The Balcor Company, a Delaware
              corporation, a general partner


               By:  /s/ Jerry M. Ogle
                    ----------------------------------
               Name:    Jerry M. Ogle
                    ----------------------------------
              Title:   Vice President and Secretary
                    ----------------------------------

September 19, 1996



VIA FACSIMILE MAIL

Lakeville Investors      The Balcor Company        Daniel J. Perlman, Esq.
c/o The Balcor Company   2355 Waukegan Road        Katten Muchin & Zavis
2355 Waukegan Road       Suite A200                Suite 2100
Suite A200               Bannockburn, IL  60015    525 W. Monroe Street
Bannockburn, IL  60015   Attn:  Al Lieberman       Chicago, IL  60661
Attn:  Ilona Adams


     Re: Agreement of Sale, dated as of the 23rd day of April, 1996 (the "Agreement") between Lakeville Investors, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Lakeville Apartments, Petaluma, California (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Purchaser hereby requests that the Agreement be modified to change "September 19, 1996" in the seventh line of Section 9 thereof to "October 1, 1996". Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.

                                  ERP OPERATING LIMITED PARTNERSHIP,
                                  an Illinois limited partnership

                                  By:  Equity Residential Properties Trust,
                                        a Maryland Real Estate Investment
                                        Trust, its general partner


                                        By:  /s/ Shelley L. Dunck
                                             ----------------------------------
                                                 Shelley L. Dunck
                                                 Vice President

Approved and Accepted this     day of September, 1996

LAKEVILLE INVESTORS

By:  Balcor Realty Investors 85-Series III A Real
     Estate Limited Partnership, a partner

     By:  Balcor Partners-XVIII, an Illinois
          general partnership, its general partner

          By:  The Balcor Company, a Delaware
               corporation, a general partner


               By:  /s/ John K. Powell, Jr.
              ------------------------------
               Name:
              ------------------------------
               Title:
              ------------------------------


By:  Lakeville Partners, an Illinois limited partnership,
     a partner

     By:  Balcor Partners-XIX, an Illinois general partnership, its general partner

          By:  The Balcor Company, a Delaware
               corporation, a general partner


               By:  /s/ John K. Powell, Jr.
              -------------------------------
               Name:
              -------------------------------
               Title:
              -------------------------------

September 30, 1996



VIA FACSIMILE MAIL

Lakeville Investors      The Balcor Company        Daniel J. Perlman, Esq.
c/o The Balcor Company   2355 Waukegan Road        Katten Muchin & Zavis
2355 Waukegan Road       Suite A200                Suite 2100
Suite A200               Bannockburn, IL  60015    525 W. Monroe Street
Bannockburn, IL  60015   Attn:  Al Lieberman       Chicago, IL  60661
Attn:  Ilona Adams

     Re: Agreement of Sale, dated as of the 23rd day of April, 1996 (the "Agreement") between Lakeville Investors, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Lakeville Apartments, Petaluma, California (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Purchaser hereby requests that the Agreement be modified to change "October 1, 1996" in the seventh line of Section 9 thereof to "November 1, 1996". Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.


                                  ERP OPERATING LIMITED PARTNERSHIP,
                                  an Illinois limited partnership

                                  By:  Equity Residential Properties Trust,
                                        a Maryland Real Estate Investment
                                        Trust, its general partner


                                         By:  /s/ Shelley L. Dunck
                                             ----------------------------------
                                                  Shelley L. Dunck
                                                  Vice President

Approved and Accepted this 1st day of October, 1996

LAKEVILLE INVESTORS

By:  Balcor Realty Investors 85-Series III A Real
     Estate Limited Partnership, a partner

     By:  Balcor Partners-XVIII, an Illinois
          general partnership, its general partner

          By:  The Balcor Company, a Delaware
               corporation, a general partner

               By:  /s/ James E. Mendelson
              ------------------------------
               Name:    James E. Mendelson
              ------------------------------
               Title:   Authorized Rep.
              ------------------------------


By:  Lakeville Partners, an Illinois limited partnership,
     a partner

     By:  Balcor Partners-XIX, an Illinois general partnership, its general partner

          By:  The Balcor Company, a Delaware
               corporation, a general partner


               By:  /s/ James E. Mendelson
              ------------------------------
               Name:    James E. Mendelson
              ------------------------------
               Title:   Authorized Rep.
              ------------------------------